SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): April 3, 2003
Internet Security Systems, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
0-23655
(Commission File Number)

58-2362189
(IRS Employer Identification Number)

6303 Barfield Road, Atlanta, Georgia 30328
(Address of principal executive offices)

Registrant's telephone number, including area code (404) 236-2600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 9.  Regulation FD Disclosure
On April 3, 2003, Internet Security Systems, Inc. (the "Company") issued a press release updating its earnings guidance for the quarter ended March 31, 2003. A copy of this press release is attached as Exhibit 99.1. The information contained in this report on Form 8-K is being furnished to the Securities and Exchange
Commission (the "Commission") pursuant to Item 12 under Item 9 of Form 8-K as directed by the
Commission in Release No. 34-47583.

The Company believes that pro forma earnings, excluding the after-tax effect of non-cash acquisition charges, is an additional meaningful measure of operating performance. However, this pro forma information will necessarily be different from comparable information provided by other companies and should not be used as an alternative to the Company's operating and other financial information as determined under accounting principles generally accepted in the United States. Management believes that its presentation of pro forma earnings provides useful information to investors as a measure of operating performance basic to the Company's ongoing operations, which is more comparable from period to period without the charges related to occasional acquisition activity. Management uses the pro forma earnings measure to provide the Company's forward-looking guidance, compare with financial analysts estimates, and evaluate the Company's internal performance, including as a basis for calculating incentive compensation.

SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	Dated:  April 4, 2003.

INTERNET SECURITY SYSTEMS, INC.


By:__/s/ Richard Macchia_____________
	Richard Macchia
	Chief Financial Officer


 EXHIBIT INDEX



Exhibit Number and Description


99.1	Press Release issued April 3, 2003

Exhibit 99.1

CONTACTS:	Media Contact:					Investor/Financial Analyst
Contact:
Player Pate					Heidi Jennison
Internet Security Systems 				Internet Security Systems
404-236-4018					404-236-4053
ppate@iss.net					hjennison@iss.net


FOR IMMEDIATE RELEASE

Internet Security Systems Schedules First Quarter Earnings
Announcement for April 17, 2003 and Provides Current Financial
Expectations

ATLANTA - April 3, 2003 - Internet Security Systems, Inc. (ISS) (Nasdaq: ISSX) today announced its intent to release financial results for the quarterly period ended
March 31, 2003, on Thursday, April 17, 2003, after the stock market close at approximately 4:00 p.m. Eastern Standard time.
The company is currently consolidating its worldwide results.
Revenues are expected to
be slightly above the revenues for the year-ago quarter ended
March 31, 2002 of $58.4 million. Pro forma earnings per share are expected to be in the range of $0.12 to $0.13 per diluted share. The low-end of previously provided expectations were $61 million in revenues and pro forma earnings of $0.13 per diluted share. Pro forma earnings per diluted share exclude non-cash acquisition related charges of approximately $1.4 million, consisting of amortization of intangibles and compensation charges for unvested stock options, and the tax effect of this adjustment. This is anticipated to result in expected GAAP earnings per diluted share of between $0.10 to $0.11 per diluted share.
ISS will keep this press release and published expectations publicly available on its Web site (www.iss.net). The public can continue to rely on the expectations published in this press release as being its current expectations on matters covered, unless ISS publishes a notice stating otherwise. The public should no longer rely on ISS' previous outlook for the year. ISS anticipates updating its outlook for the fiscal year ending
December 31, 2003 in its earnings release scheduled for April 17, 2003.
A conference call led by Tom Noonan, ISS president and chief executive officer, and Rich Macchia, ISS chief financial officer, will be held at 4:30 p.m. following the announcement of financial results on April 17, 2003.
Details of the conference
call are as
follows:

DATE/TIME: Thursday, April 17, 2003 at 4:30 p.m. Eastern

DIAL IN:
Domestic                     888-809-8970
International                712-257-3322
Passcode                     ISSX (or 4779)

A live Webcast of this conference call will be available at www.iss.net (click on About
ISS, then Investor Relations, then Conference Calls) and will remain accessible until May
31, 2003. A rebroadcast of the teleconference will be available from 5:00 p.m., April 17 until 5:00 p.m., April 24, 2003.

REBROADCAST DIAL IN:
Domestic                     800-867-1934
International                402-280-1687
Passcode                     ISSX (or 4779)

Additional investor information can be accessed on the Internet
Security Systems web
site or by contacting the Investor Relations department at 888- 901-7477.

About Internet Security Systems, Inc.
Internet Security Systems, Inc. (ISS) (Nasdaq: ISSX) is a world leader in software and services that protect critical information assets from an ever- changing spectrum of threats and misuse. Software from Internet Security Systems
dynamically detects, prevents and responds to sophisticated threats to networks, servers and
desktops. Services
include 24/7 system monitoring, emergency response and access to the X-Force, Internet
Security Systems' renowned research and development team. Internet Security Systems is the trusted security provider for more than 11,000 corporate customers, including all of the Fortune 50, the top 10 largest U.S. securities firms, 10 of the world's largest telecommunications companies and major agencies and departments within U.S.
local,
state and federal governments. Headquartered in Atlanta, GA, Internet Security Systems
has additional operations throughout the Americas, Asia, Australia, Europe and the
Middle East. For more information, visit the Internet Security Systems Web site at
www.iss.net or call 888-901-7477.
# # #

Forward-Looking Statements and Pro Forma Results
This release, other than historical information, includes forward-looking statements made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include those relating to ISS' expected results for the first quarter. The risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to,
ISS' verification, evaluation and consolidation of financial information from its various operations. Risk factors are discussed in ISS' periodic filings with the Securities and
Exchange Commission, including ISS' 2002 Annual Report on Form 10-K. These filings can be obtained either by contacting ISS Investor Relations or through the Securities and
Exchange Commission's Web site at http://www.sec.gov.

ISS believes that Pro Forma Earnings, excluding the after-tax effect of non-cash acquisition charges, is an additional meaningful measure of operating performance.
However, this pro forma information will necessarily be different from comparable information provided by other companies and should not be used as analternative to our operating and other financial information as determined under accounting principles generally accepted in the United States of America.

Internet Security Systems is a trademark of Internet Security Systems, Inc.


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